UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2013

HUIXIN WASTE WATER SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-52339	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

#99 Jianshe Road 3, Pengjiang District, Jiangmen City Guangdong Province People’s Republic of China	529000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) (750) 395-9988

CHINA GROWTH CORPORATION
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 8 – Other Events
Item 8.01. Other Events

On April 24, 2013, Jiangmen Wealth Water Purifying Agent Co., Ltd, one of our operating subsidiaries in PRC, changed its name to Guangdong Huixin Environmental Protection Co., Ltd. The name change application was approved by the local branch of Industrial & Commercial Administration Bureau of Jiangmen City, and effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2013	Huixin Waste Water Solutions, Inc.

	By:	/s/ Mingzhuo Tan
Mingzhuo Tan
Chief Executive Officer, President and Chairman of the Board of Directors